Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford Positive Change Equities Fund

(the “Positive Change Fund”)

Supplement dated March 30, 2022

to the Positive Change Fund’s Prospectus dated May 1, 2021, as amended

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

The Board of Trustees of Baillie Gifford Funds (the “Board”) has approved, subject to shareholder approval, the reorganization of the Positive Change Fund with and into a newly formed series of Vanguard Valley Forge Funds (the “Vanguard Fund”) (the “Reorganization”).

Baillie Gifford Overseas Limited (the “Adviser”), the investment adviser to the Positive Change Fund, recommended the Reorganization to the Board. In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization for the Positive Change Fund (the “Plan”), which in turn has to be approved by the Positive Change Fund’s shareholders. After the Reorganization, the Vanguard Fund will be managed by the Adviser in accordance with an identical investment objective and substantially similar strategies as those utilized by the Positive Change Fund. The Reorganization is not expected or intended to result in any changes to the day-to-day management of the Positive Change Fund. The Positive Change Fund’s existing portfolio management team will serve as portfolio managers for the Vanguard Fund.

The Plan provides for (1) the acquisition by the Vanguard Fund of all of the assets of the Positive Change Fund in exchange for newly issued shares of beneficial interest of the Vanguard Fund and the Vanguard Fund’s assumption of the liabilities of the Positive Change Fund; (2) the distribution of the Vanguard Fund shares to Positive Change Fund shareholders; and (3) the dissolution of the Positive Change Fund as soon as practicable after the completion of the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Positive Change Fund and customary closing conditions. The Board has called a shareholder meeting where shareholders will consider and vote on the Plan (the “Special Meeting”). The Special Meeting is expected to be held in July 2022. The expected record date for the Special Meeting is set to be April 20, 2022, but may be such other date as determined by the officers of the Positive Change Fund. If approved by shareholders, the Reorganization is scheduled to occur in July 2022.

A notice of the Special Meeting of the Positive Change Fund’s shareholders and the combined proxy statement and prospectus for the Vanguard Fund will be mailed to the Positive Change Fund’s shareholders in advance of the Special Meeting and will specify the final record date and meeting date for the Special Meeting. If the Reorganization is approved by the Positive Change Fund’s shareholders at the Special Meeting, shareholders of the Positive Change Fund will receive shares of the Vanguard Fund having the same aggregate net asset value as the shares of the Positive Change Fund they hold on the date of the Reorganization. The Reorganization will not affect the total value of any shareholders’ holdings in the Positive Change Fund at the time of the Reorganization.

If shareholders approve the Reorganization, shortly after the approval the Positive Change Fund’s distributor expects to cease accepting subscriptions by new and existing shareholders until the completion of the Reorganization. Positive Change Fund shareholders will continue to be able to redeem their shares up until the completion of the Reorganization.

Subsciption and redemption requests received after completion of the Reorganization (if approved) should be directed to the Vanguard Fund in accordance with its prospectus.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Vanguard Fund or Positive Change Fund, nor is it a solicitation of any proxy. For important information regarding the Reorganizations or to receive a free copy of the combined proxy statement and prospectus relating to the Reorganization, once it is available, please call 1-844-394-6127. The combined proxy statement and prospectus relating to the Reorganization will also be available free of charge on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the combined proxy statement and prospectus carefully before making any decision to invest or when considering the Reorganization proposal.

This Supplement should be retained for future reference.